UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2019

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08. Shareholder Director Nominations.
The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.
On February 12, 2019, the Board of Directors (the “Board”) of Avaya Holdings Corp. (the “Company”) determined that its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) will be held on May 15, 2019, at 9:00 A.M. Eastern Time, at the Company’s office located at 2605 Meridian Parkway, Durham, North Carolina 27713, or as otherwise set forth in the Company’s notice and proxy statement for the 2019 Annual Meeting. Stockholders of record of Company common stock at the close of business on March 20, 2019, the record date for the 2019 Annual Meeting, will be entitled to notice of, and to vote at, the 2019 Annual Meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), because the Company did not hold an Annual Meeting of Stockholders in 2018, the Company is required set a deadline for the receipt of stockholder proposals for inclusion in the Company’s proxy materials for the 2019 Annual Meeting, which must be no later than a reasonable time before the Company begins to print and mail its proxy materials. In accordance with Rule 14a-8, the Company has set such deadline as 5:00 P.M. Pacific Time on March 7, 2019. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials and the Company may omit any proposal from its proxy materials that does not comply with the SEC’s rules.

In addition, as previously reported by the Company on a Current Report on Form 8-K filed with the SEC on November 14, 2018, under the Company’s Amended and Restated Bylaws, stockholder proposals (other than proposals made in accordance with Rule 14a-8) and/or director nominations for the Company’s first annual meeting of stockholders that will occur after the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 may be submitted until the close of business on the tenth day following the Company’s first public announcement of the date of such annual meeting, which for the purposes of the 2019 Annual Meeting is 5:00 P.M. Pacific Time on Friday, February 22, 2019.

Stockholder proposals and other items of business should be submitted in writing to the Corporate Secretary, Avaya Holdings Corp., 4655 Great America Parkway, Santa Clara, California 95054. All such proposals must be in compliance with applicable laws and regulations and the Company’s Amended and Restated Bylaws in order to be considered for inclusion in the proxy materials for the 2019 Annual Meeting or to be considered at the 2019 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: February 12, 2019	By:	/s/ Patrick J. O’Malley, III
	Name:	Patrick J. O’Malley, III
	Title:	Senior Vice President and Chief Financial Officer